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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-3 No. 333-187242) of Synta Pharmaceuticals Corp.;

  (2)
  Registration Statement (Form S-3 No. 333-206135) of Synta Pharmaceuticals Corp.;

  (3)
  Registration Statement (Form S-8 No. 333-141903) pertaining to the Synta Pharmaceuticals Corp. 2001 Stock Plan, the Synta Pharmaceuticals Corp. 2006 Stock Plan and Non-qualified Stock Option Agreement;

  (4)
  Registration Statement (Form S-8 No. 333-152824) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan;

  (5)
  Registration Statement (Form S-8 No. 333-173862) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan;

  (6)
  Registration Statement (Form S-8 No. 333-181117) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan;

  (7)
  Registration Statement (Form S-8 No. 333-187243) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan;

  (8)
  Registration Statement (Form S-8 No. 333-194477) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan;

  (9)
  Registration Statement (Form S-8 No. 333-202680) pertaining to the Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan, Inducement Stock Option Award for Anne C. Whitaker, Inducement Stock Option Award for Chen Schor, and Inducement Stock Option Award for Marc R. Schneebaum; and

  (10)
  Registration Statement (Form S-8 No. 333-206128) pertaining to the Synta Pharmaceuticals Corp. 2015 Stock Plan;

of our reports dated March 15, 2016, with respect to the consolidated financial statements of Synta Pharmaceuticals Corp. and the effectiveness of internal control over financial reporting of Synta Pharmaceuticals Corp. included in this Annual Report (Form 10-K) of Synta Pharmaceuticals Corp. for the year ended December 31, 2015.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 15, 2016

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM